UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 10, 1999


                                     0-16979
                            (Commission File Number)


                         ------------------------------


                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


                 Bermuda                                  Not applicable
      (Jurisdiction of Incorporation)                     (IRS Employer
                                                       Identification Number)


    The Gibbons Building, 10 Queen Street, Suite 301, Hamilton HM 11, Bermuda
              (Address of registrant's principal executive office)


                                  441-292-8674*
                         (Registrant's telephone number)


                         ------------------------------

*The executive offices of Registrant's principal United States subsidiary, Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.

ITEM 5.           Other Events

         On April 1, 1999, the shareholders of Tyco approved an increase in the number of the authorized common shares from 1,503,750,000 to 2,500,000,000. Accordingly, Tyco amended the related Schedule attached to its Bye-Laws reflecting such increase.

         Pursuant to action by the Board of Directors of Tyco International Ltd and as permitted by Section 26 of its Rights Agreement with Citibank, N.A. dated November 6, 1996, on September 10, 1999 Tyco amended such Agreement to accelerate the final expiration date of the rights under the Agreement from November 14, 2005 to September 30, 1999. The Amendment to the Rights Agreement is attached as an exhibit hereto.


         (c)   Exhibits.

Exhibit Number                      Title
--------------                      -----

     3.5 Schedule to the Bye-Laws of Tyco International Ltd. (the complete text of the Bye-Laws was previously filed as an Exhibit to the Registrant's Form S-3 filed on April 23,
                     1998)

     4.6 Third Amendment between Tyco International Ltd. and Citibank, N.A., dated as of September 10, 1999 to Rights Agreement between Tyco International Ltd. and Citibank, N.A. dated as of November 6, 1996 (previously filed as an Exhibit to Registrant's Form 8-A/A dated September 10,
                     1999)

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     TYCO INTERNATIONAL LTD.


                                     By: /s/ Mark H. Swartz
                                        ----------------------
                                        Mark H. Swartz
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)

Date: September 14, 1999

                                  Exhibit Index

Exhibit Number                       Title
--------------                       -----

     3.5 Schedule to the Bye-Laws of Tyco International Ltd. (the complete text of the Bye-Laws was previously filed as an Exhibit to the Registrant's Form S-3 filed on April 23,
                     1998)

     4.6 Third Amendment between Tyco International Ltd. and Citibank, N.A., dated as of September 10, 1999 to Rights Agreement between Tyco International Ltd. and Citibank, N.A. dated as of November 6, 1996 (previously filed as an Exhibit to Registrant's Form 8-A/A dated September 10,
                     1999)